SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

/ /  Preliminary Proxy Statement              Confidential, for Use of the
/X/  Definitive Proxy Statement               Commission Only (as permitted
/ /  Definitive Additional Materials            by Rule 14a-6(e)(2))        / /
/ /  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         Virginia Commerce Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): /X/     No fee required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
        2. Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
        4. Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
        5. Total Fee Paid:

           ---------------------------------------------------------------------
/ /      Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:

         2. Form, Schedule or Registration Statement No.:

         3. Filing Party:

         4. Date Filed:

                         VIRGINIA COMMERCE BANCORP, INC.
                                5350 LEE HIGHWAY
                            ARLINGTON, VIRGINIA 22207

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 2004

TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of Virginia Commerce Bancorp, Inc. (the "Company") will be held at:

                                 The Tower Club
                      8000 Tower Crescent Drive, Suite 1700
                             Vienna, Virginia 22182

on April 28, 2004 at 4:00 p.m. for the following purposes:

(1) To elect eight (8) directors to serve until their successors are duly elected and qualified.

(2) To consider and approve the Virginia Commerce Bancorp, Inc. Employee Stock Purchase Plan; and

(3) To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

         Shareholders of record as of the close of business on March 10, 2004 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

                                        By Order of the Board of Directors

                                        Robert H. L'Hommedieu
                                        Secretary

March 24, 2004

         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

                         VIRGINIA COMMERCE BANCORP, INC.
                                5350 Lee Highway
                            Arlington, Virginia 22207

                         ------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT
                         ------------------------------

                                  INTRODUCTION

         This proxy statement is being sent to shareholders of Virginia Commerce Bancorp, Inc., a Virginia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 4:00 p.m. on April 28, 2004, and at any adjournment or postponement of the meeting. The purposes of the meeting are:

         (1) electing eight (8) directors to serve until their successors are duly elected and qualified;

         (2) considering and approving the Virginia Commerce Bancorp, Inc. Employee Stock Purchase Plan; and

         (3) transacting such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

         The meeting will be held at:

                                 The Tower Club
                      8000 Tower Crescent Drive, Suite 1700
                             Vienna, Virginia 22182

         This proxy statement and proxy card are being sent to shareholders of the Company on or about March 24, 2004. A copy of the our Annual Report on Form 10-K for the year ended December 31, 2003, which includes our audited financial statements, also accompanies this proxy statement.

                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

         Only shareholders of record at the close of business on March 10, 2004, will be entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. On that date, there were 7,932,285 shares of our common stock, par value $1.00 per share, outstanding. At March 10, 2004, the outstanding common stock was held by approximately 594 shareholders of record. The common stock is the only class of the Company's stock of which shares are outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. The presence at the meeting, in person or by proxy, of not less than a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum.

PROXIES

         Properly executed proxies which are received by the Company in time to be voted at the meeting will be voted as specified by the shareholder giving the proxy. In the absence of specific instructions, proxies received will be voted FOR of the election of the nominees for election as directors and FOR the approval of the Employee Stock Purchase Plan. Management does not know of any matters other than those described in this proxy statement that will be brought before the meeting. If other matters are properly brought before the meeting, the persons named in the proxy intend to vote the shares to which the proxies relate in accordance with their best judgment.

         The judges of election appointed by the Board of Directors for the meeting will determine the presence of a quorum and will tabulate the votes cast at the meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of common stock on a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to that matter.

         Please sign, date, mark and promptly return the enclosed proxy in the postage paid envelope provided for this purpose in order to assure that your shares are voted. You may revoke your proxy at any time before it is voted at the meeting:

         o by granting a later proxy with respect to the same shares;
         o by sending written notice to Peter A. Converse, President of the Company, at the address noted above, at any time prior to the proxy being voted; or
         o by voting in person at the meeting.

         Attendance at the meeting will not, in itself, revoke a proxy. If your shares are held in the name of your bank or broker, you will need additional documentation to vote in person at the meeting. Please see the voting form provided by your recordholder for additional information regarding the voting of your shares.

         Many shareholders whose shares are held in an account at a brokerage firm or bank will have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Shareholders should check the voting form or instructions provided by their recordholder to see which options are available. Shareholders submitting proxies or voting instructions electronically should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the shareholder. To revoke a proxy previously submitted electronically, a shareholder may simply submit a new proxy at a later date before the taking of the vote at the meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

         The enclosed proxy is being solicited on behalf of the Board of Directors of the Company. The cost of this proxy solicitation is being borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, by officers, regular employees or directors of the Company, who will not be compensated for any such services. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of common stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

SECURITIES OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth certain information as of March 1, 2004 concerning the number and percentage of shares of the Company's common stock beneficially owned by its directors, nominees for director, executive officers who are not members of the Board of Directors, and by its directors and executive officers as a group. In addition, the table includes information with respect to other persons known to the Company who own or may be deemed to own more than five percent of the Company's stock as of March 1, 2004. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. The Company knows of no other person or persons, other than street name nominee owners, who, beneficially or of record, own in excess of five percent of the Company's common stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.




                                                            Number of Shares          Percentage of Class
DIRECTORS AND NOMINEES FOR DIRECTOR:                       Beneficially Owned        Beneficially Owned(1)
----------------------------------------------------     -----------------------    ------------------------

Leonard Adler, Director                                        224,212(2)                    2.80%
Peter A. Converse, President, CEO and Director                 361,923(3)                    4.41%
Frank L. Cowles, Jr., Director                                 157,714(4)                    1.98%
W. Douglas Fisher, Chairman of the Board of
  Directors                                                    289,289(4)(6)                 3.64%
David M. Guernsey, Vice Chairman of the Board of
  Directors                                                    111,026(4)(7)                 1.40%
Robert H. L'Hommedieu, Director and Secretary                  310,736(5)                    3.92%
Norris E. Mitchell, Director                                   395,769                       4.99%
Arthur L. Walters, Vice Chairman of the Board of
  Directors
4141 N. Henderson Road
Arlington, Virginia 22203                                    1,257,064(4)(8)                15.80%

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:
R.B. Anderson, Jr., Executive Vice President, CLO               77,896(9)                    0.97%
William K. Beauchesne, Executive Vice President, CFO            44,693(10)                   0.56%
Kerry J. Donley, Executive Vice President, Retail
  Banking                                                       11,790(11)                   0.15%
                                                         -----------------------    ------------------------
All directors and executive officers as a group              3,242,112(12)                  38.17%
   (11 persons)
5% BENEFICIAL SHAREHOLDERS:

Julian and Dorothy S. Davidson
1240 Deborah Drive, SE
Huntsville, Alabama 35801                                       506,884                      6.39%

----------------------------------------------------
(1) Based on 7,932,285 shares outstanding as of March 1, 2004, except with respect to individuals holding options or warrants to acquire common stock exercisable within sixty days of March 1, 2004, in which event represents percentage of shares issued and outstanding as of March 1, 2004 plus the number of such options or warrants held by such person, and all directors and officers as a group, which represents percentage of shares outstanding as of March 1, 2004 plus the number of such options or warrants held by all such persons as a group.

(2) Includes presently exercisable options and warrants to acquire 67,494 shares of common stock.

(3) Includes presently exercisable options to acquire 274,696 shares of common stock.

(4) Includes presently exercisable options to acquire 25,902 shares of common stock.

(5) Includes presently exercisable options to acquire 3,996 shares of common stock.

(6) Includes 187,579 shares held jointly by Mr. Fisher and his wife over which they share voting and investment power.

(7) Includes 22,820 shares held by Guernsey Office Products, Inc., of which Mr. Guernsey is Chief Executive Officer and principal shareowner.

(8) Includes 995,097 shares held jointly by Mr. Walters and his wife over which they share voting and investment power, and 169,446 shares held by C.W. Cobb and Associates, of which Mr. Walters is President.

(9) Includes presently exercisable options to acquire 58,614 shares of common stock.

(10) Includes presently exercisable options to acquire 41,693 shares of common stock.

(11) Represents presently exercisable options to acquire shares of common stock.

(12) Includes presently exercisable options and warrants to acquire 561,891 shares of common stock.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Eight (8) directors will be elected at the meeting for a one year period until the 2005 Annual Meeting of Shareholders and until their successors have been elected and qualified. Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein. Each of the nominees for election as director currently serves as a director. The Board of Directors has determined that each director other than Mr. Converse is an "independent director" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD").

         Vote Required and Recommendation of the Board of Directors. Nominees receiving a plurality of the votes cast at the meeting in the election of directors will be elected as directors in the order of the number of votes received. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

NOMINEES FOR ELECTION AS DIRECTORS

                                                                                                           Director
    Name and Age(1)                Position             Principal Occupation During Past Five Years         Since(2)
-------------------------     ------------------------  ---------------------------------------------  ---------------
Leonard Adler, 68             Director                  Chairman of the Board, Adler Financial              1998(3)
                                                        Group (real estate and investments);
                                                        Principal, Total Crafts (retail craft chain)

Peter A. Converse, 53         Director,  President      President and CEO of the Bank (January 1994         1994
                              and CEO of the Company    to present); Senior Vice President/Chief
                              and the Bank              Lending Officer, Federal Capital Bank
                                                        (March 1992 to December 1993); Senior Vice
                                                        President, Bank of Maryland (October 1990
                                                        to March 1992); Executive Vice President/
                                                        Chief Lending Officer, Century National
                                                        Bank (May 1986 to July 1990)

Frank L. Cowles, Jr., 74      Director                  Owner and  President: Cowles Nissan/Cowles          1988
                                                        Chrysler-Plymouth; Scottsville Hardware and
                                                        Greenfields Farm; Of Counsel, Cowles,
                                                        Rinaldi & Arnold (law firm)

W. Douglas Fisher, 66         Chairman of the Board     Retired - Vice President and founder,               1988
                                                        Aztech Corp. (computer systems) 1969 to
                                                        1990 and 1992-1997; Vice President,
                                                        Executive Systems, Inc. (computer systems)
                                                        (1990 to 1992)

David M. Guernsey, 56         Vice Chairman of the      Owner and Chief Executive Officer, Guernsey         1988
                                Board                   Office Products, Inc.

Robert  H.  L'Hommedieu, 77   Director and Secretary    Retired, Vice President and founder, Hess,          1988
                                                        Egan, Hagerty and L'Hommedieu, Inc.
                                                        (insurance brokerage) (1974 through 1991)

Norris E. Mitchell, 68        Director                  Co-Owner, Gardner Homes Realtors                    1988

Arthur L. Walters, 84         Vice Chairman of the      Owner and President, TransAmerican                  1993
                              Board                     Bankshares and various affiliates;
                                                        President, C. W. Cobb and Associates, Inc.,
                                                        (mortgage bankers); co-owner of various
                                                        real estate development and management
                                                        companies

------------------------
(1)  As of March 1, 2004.

(2) The Company became the holding company for Virginia Commerce Bank (the "Bank"), the Company's wholly owned subsidiary, on December 22, 1999. The date of commencement of service shown includes service prior to December 23, 1999 as director of the Bank.

(3) Mr. Adler was appointed to the Board of Directors of the Bank effective January 1998. He previously served as a member of the Board of Directors of the Bank from 1989 to 1991.

COMMITTEES, MEETINGS AND PROCEDURES OF THE BOARD OF DIRECTORS

         Meetings. The Board of Directors of the Company met twelve (12) times during 2003. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors of the Company and by all committees on which such members served during the 2003 fiscal year or any portion thereof.

         Audit Committee. The Board of Directors has a standing Audit Committee, which is a joint committee of the Company and the Bank. The Audit Committee is responsible for the selection, review and oversight of the Company's independent accountants, the approval of all audit, review and attest services provided by the independent accountants, the integrity of the Company's reporting practices and the evaluation of the Company's internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors. The Audit Committee is currently comprised of Messrs. Fisher, L'Hommedieu and Mitchell. Each of the members of the Audit Committee is independent, as determined under the definition of independence adopted by the NASD for audit committee members in Rule 4350(d)(2)(A). The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A. During the 2003 fiscal year, the Audit Committee met four times. The Board of Directors has determined that Mr. Mitchell is an "audit committee financial expert" as defined under regulations of the Securities and Exchange Commission.

         The audit committee is also responsible for the pre-approval of all non-audit services provided by its independent auditors. Non-audit services are only provided by the Company's auditors to the extent permitted by law. Pre-approval is required unless a "de minimus" exception is met. To qualify for the "de minimus" exception, the aggregate amount of all such non-audit services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or by one or more members of the committee to whom authority to grant such approval has been delegated by the committee.

         Nominations. The Board of Directors does not have a standing Nominating Committee. It is the policy of the Board of Directors that all members of the Board of Directors who are independent within the meaning of NASD Rule 4200(a)(15) participate in the nomination of directors, in order that the broadest viewpoints and perspectives may be brought into the evaluation of sitting directors, the decision whether to invite new directors and the determination and evaluation of potential candidates for nomination as director. The Board of Directors has adopted a charter addressing the nominations process. A copy of the charter is available on the Company's website at www.vcbonline.com.

         With the exception of Mr. Converse, who, in accordance with the law then applicable to the Bank, was appointed as a director of the Bank when he became President in 1994, Mr. Adler, who became a director of the Bank shortly after its organization and returned to the Board in 1998, each of the directors of the Company was an original, or early, director of the Bank. To date, the operations and management of the Company have not required the expansion of the Board of Directors, and as such, the Board has not developed a formal policy for the identification or evaluation of nominees. In general, if the Board determined that expansion of the Board or replacement of a director was necessary or appropriate, the Board expects that it would review, through candidate interviews with members of the Board and management, consultation with the candidate's associates and through other means, a candidate's honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, willingness to invest in the Company, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. The Board would review any special expertise, for example, expertise that qualify a person as an audit committee financial expert, and membership or influence in a particular geographic or business target market, or other relevant business experience.

         The Board of Directors, or those directors performing the nominating function, will consider director candidates nominated by shareholders during such times as the Company is actively considering obtaining new directors. Candidates recommended by shareholders will be evaluated based on the same criteria described above.

Shareholders desiring to suggest a candidate for consideration should send a letter to the Company's Secretary and include: (a) a statement that the writer is a shareholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate's business and educational experience; (d) information regarding the candidate's qualifications to be director, including but not limited to an evaluation of the factors discussed above which the Board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing shareholder and the candidate; (f) information regarding potential conflicts of interest; and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected. Because of the limited resources of the Company and the limited opportunity to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the Board, and no undertaking to do so is implied by the willingness to consider candidates proposed by shareholders.

         Compensation. The Personnel and Compensation Committee, composed of all the directors of the Company who are "independent directors" within the meaning of Nasdaq Rule 4200(a)(15), is responsible for the adoption of the Company's personnel policies and establishing salary and compensation guidelines and levels for all Company officers and personnel, as well as the salary and compensation of all executive officers. The Committee is also responsible for annually nominating the officers of the Company, evaluating the performance thereof and recommending the grant of stock options under the Company's 1998 Option Plan (as defined below). During the 2003 fiscal year, the Personnel and Compensation Committee met one (1) time.

         Shareholder Communications. Company shareholders who wish to communicate with the Board of Directors or an individual director can write to Virginia Commerce Bancorp, Inc., 5350 Lee Highway, Arlington, Virginia 22207,
Attention: Lynda Cornell, Assistant to the President. Your letter should indicate that you are a shareholder, and whether you own your shares in street name. Depending on the subject matter, management will: (a) forward the communication to the director or directors to whom it is addressed; (b) handle the inquiry directly or delegate it to appropriate employees, such as where the communication is a request for information, a stock related matter, or a matter related to ordinary course matters in the conduct of the Company's banking business; or (c) not forward the communication where it is primarily commercial or political in nature, or where it relates to an improper, frivolous or irrelevant topic. Communications which are not forwarded will be retained until the next Board meeting, where they will be available to all directors.

         Director Attendance at the Annual Meeting. The Board believes it is important for all directors to attend the annual meeting of shareholders in order to show their support for the Company and to provide an opportunity for shareholders to communicate any concerns to them. Accordingly, it is the policy of the Company to encourage all directors to attend each annual meeting of shareholders unless they are unable to attend by reason of personal or family illness or pressing matters. All of the Company's directors attended the 2003 annual meeting of shareholders.

AUDIT COMMITTEE REPORT

         The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls established by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-K;

         (2) discussed with Yount, Hyde & Barbour, P.C., the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Yount, Hyde & Barbour, as required by Independence Standards Board Standard No. 1; and

         (3) discussed with Yount, Hyde & Barbour, its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Yount, Hyde & Barbour is compatible with the auditor's independence.

                                           Members of the Audit Committee

                                           Robert H. L'Hommedieu, Chairman
                                           W. Douglas Fisher
                                           Norris E. Mitchell

DIRECTORS' COMPENSATION

         During the fiscal year ended December 31, 2003, the directors received an aggregate of $236,250 for attendance at meetings of the Board of Directors of the Company and the Bank. All directors were entitled to receive $2,500 monthly for attendance at Board and committee meetings. Additionally, in January 2003 each of the seven outside directors was granted options to purchase 4,000 shares of common stock, at an exercise price of $12.24 per share. The options vest over a five year period commencing in 2004, and have a term of 10 years from the date of grant. The directors receive no compensation for attendance at committee meetings. Directors are currently entitled to receive a fee of $3,000 per month in 2004 for attendance at meetings. In January 2004, each of the seven outside directors was granted options to purchase 2,500 shares of common stock, at an exercise price of $31.44 per share, vesting over five years and having a ten year term from the date of grant.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following information is provided with respect to the current executive officers of the Company who are not directors.

        Name           Age                 Position
--------------------- ----  ----------------------------------------------------
R.B. Anderson, Jr.     49   Executive Vice President and Chief Lending Officer

William K. Beauchesne  48   Executive Vice President and Chief Financial Officer

Kerry J. Donley        48   Executive Vice President, Retail Banking
---------------------

         R.B. Anderson, Jr. - Mr. Anderson, Executive Vice President and Chief Lending Officer of the Bank, joined Virginia Commerce Bank in May 1996. Prior to joining the Bank, Mr. Anderson was a Senior Vice President and Senior Commercial Loan Officer at Allegiance Bank, N.A., Bethesda, Maryland, (March 1987 to April
1996). Mr. Anderson has over twenty-eight years of managerial, administrative and operational lending experience.

         William K. Beauchesne - Mr. Beauchesne, Executive Vice President and Chief Financial Officer of the Bank, joined the Bank in August 1995. Prior to joining the Bank, Mr. Beauchesne served as Chief Operations Officer and Director of Metropolitan Bank for Savings, FSB, Arlington, Virginia (November 1986 to May
1993). Mr. Beauchesne has over twenty-six years of accounting, operations and financial management experience in the banking industry.

         Kerry J. Donley - Mr. Donley, Executive Vice President, Retail Banking, joined the Bank in February 1998 as Senior Vice President and Regional Manager. Prior to that time, Mr. Donley was a Vice President at Crestar Bank, where he began his banking career in 1979. Mr. Donley has over twenty-four years of managerial and operational experience in retail banking.

             EXECUTIVE OFFICER COMPENSATION AND CERTAIN TRANSACTIONS

COMPENSATION - OVERVIEW

         The following table sets forth a comprehensive overview of the compensation for Mr. Converse, the President of the Company, and executive officers of the Company (including officers of the Bank) who received total salary and bonuses of $100,000 or more during the fiscal year ended December 31, 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                Long-term
                                                                               Compensation
                                              Annual Compensation                 Awards
                                 ------------------------------------------ -------------------
                                                                               Securities         All Other
   Name and Principal Position        Year         Salary        Bonus(1)   Underlying Options  Compensation($)
-------------------------------- ------------- -------------  ------------- ------------------- -----------------

Peter A. Converse, Director,         2003        $225,000       $300,000        10,000(2)          $36,000(5)
President and Chief Executive        2002        $200,000       $205,000        18,750(3)          $29,500(5)
Officer - Company and Bank           2001        $180,000       $125,000        15,624(4)          $26,250(5)


R.B. Anderson, Jr., Executive        2003        $155,000       $125,000         8,000(2)          $6,000(6)
Vice President and Chief             2002        $140,000       $82,500         10,000(3)          $5,500(6)
Lending Officer - Bank               2001        $125,000       $50,000         10,936(4)          $4,800(6)


William K. Beauchesne,               2003        $127,500       $75,000          8,000(2)          $5,357(6)
Treasurer and Chief Financial        2002        $115,000       $50,000          9,374(3)          $4,200(6)
Officer - Company; Executive         2001        $92,500        $25,000          9,374(4)          $3,375(6)
Vice President and Chief
Financial Officer - Bank


Kerry J. Donley, Executive           2003        $100,000       $30,000          4,000(2)          $3,692(6)
Vice President/Retail Banking        2002        $90,000        $22,000          2,500(3)          $3,060(6)
                                     2001        $85,000        $12,000          1,562(4)          $2,336(6)

--------------------------------
(1) Amounts shown as bonus compensation accrue in the year indicated and are paid in the following year. (2) As adjusted for a two-for-one stock split in the form of a 100% stock dividend in May 2003. The award vests in equal installments over a five year period, commencing in 2004.

(3) As adjusted for a five-for-four stock split in the form of a 25% stock dividend in April 2002 and a two-for-one stock split in the form of a 100% stock dividend in May 2003. The award vests in equal installments over a three year period, commencing in 2003.

(4) As adjusted for the five-for-four stock splits in the form of 25% stock dividends in May 2001 and April 2002, and a two-for-one stock split in the form of a 100% stock dividend in May 2003. The award vests in equal installments over a three year period, commencing in 2002.

(5) Includes $6,000, $5,500, and $5,250 for 401(k) matching contribution in 2003, 2002 and 2001, respectively, plus $30,000, $24,000 and $21,000 of director fees paid by the Company/Bank in 2003, 2002 and 2001, respectively.

(6)  Represents 401(k) matching contributions.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             Potential Realizable Value
                                             Percent of                                        at Assumed Annual Rate of
                          Number of         Total Options    Exercise                       Stock Price Appreciation for
                          Securities          Granted to      Price                                 Option Term
                          Underlying        Employees in       Per          Expiration      ------------------------------
  Name                  Options Granted      Fiscal Year      Share(1)         Date             5%              10%
---------------------  -----------------  -----------------  ----------   ---------------  --------------  --------------
Peter A. Converse           10,000             12.01%         $12.24       January 2013       $76,977        $195,074
R.B. Anderson, Jr.           8,000              9.61%         $12.24       January 2013       $61,581        $156,059
William K. Beauchesne        8,000              9.61%         $12.24       January 2013       $61,581        $156,059
Kerry J. Donley              4,000              4.80%         $12.24       January 2013       $30,791        $ 78,030
---------------------
(1) As adjusted for the two-for-one stock split in the form of a 100% stock dividend in May 2003.


                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                                    YEAR AND

                          FISCAL YEAR END OPTION VALUES

                                                Number of Securities
                                               Underlying Unexercised       Value of Unexercised
                          Shares                     Options at             In-The-Money Options
                        Acquired on   Value       December 31, 2003         at December 31, 2003
          Name           Exercise   Realized  Exercisable/Unexercisable   Exercisable/Unexercisable
--------------------- ------------- ---------  -------------------------  -------------------------

Peter A. Converse         16,000    $375,193        275,238/27,708           $8,014,110/$629,408
R.B. Anderson, Jr.          --         --            65,471/18,313           $1,857,965/$411,721
William K. Beauchesne     12,350    $223,000         33,843/17,375           $  927,046/$387,717
Kerry J. Donley             --         --              9,636/6,188           $  265,260/$131,359
---------------------

EMPLOYEE BENEFIT PLANS

         The Company provides all officers and full-time employees with group life and medical and dental insurance coverage. With the exception of the President, the Executive Vice President - Chief Lending Officer, and the Executive Vice President - Chief Financial Officer, all officers and employees pay a portion of the premium costs of medical and dental insurance.

         401(k) Plan. The Bank maintains a 401(k) defined contribution plan (the "Plan"). Employees who are at least 21 years of age, have completed at least ninety days of continuous service with the Bank and have completed at least 1,000 hours of work during any Plan year are eligible to participate in the Plan. Under the Plan, a participant may contribute up to 15% of his or her compensation for the year, subject to certain limitations. The Bank may also make, but is not required to make, a discretionary contribution for each participant. The amount of such contribution, if any, is determined on an annual basis by the Board of Directors. Contributions by the Bank totaled $211,675 for the fiscal year ended December 31, 2003.

         Stock Option Plans. Under the Incentive Stock Option Plan approved by the Bank's shareholders in 1989 ("1989 Option Plan"), 448,424 shares of common stock (as adjusted) were available for issuance under options granted between July 20, 1988 and May 15, 1998. The 1989 Option Plan was designed to enable the Bank to attract and retain qualified personnel and to reward outstanding performance. Eligible employees ("Participants") are those employees, including officers, who at the time options are granted, serve in managerial positions or are deemed to be "key employees" by the Board of Directors. The Board of Directors, in its sole discretion, administered the 1989 Option Plan. Upon the reorganization of the Bank into the holding company form of ownership in 1999, the Company adopted the 1989 Option Plan, and the outstanding options to purchase Bank common stock became options to acquire Company common stock. As of March 1, 2004, there were an aggregate of 248,630 (as adjusted) options to purchase shares of common stock outstanding under the 1989 Option Plan, at exercise prices ranging from $1.45 to $3.61 per share. Options outstanding under the 1989 Option Plan will expire no later than May 2008. No further options may be granted under the 1989 Option Plan.

         The Company also maintains the 1998 Stock Option Plan (the "1998 Option Plan"), which was approved by shareholders of the Bank at the 1998 Annual Meeting, and assumed by the Company in connection with the reorganization in to the holding company form of ownership. Under the 1998 Option Plan, as amended, 990,624 shares of common stock, as adjusted for the stock restructuring in May 1999, 10% stock dividend in May 2000, five-for-four stock splits in the form of 25% stock dividends in May 2001 and April 2002 and a two-for-one stock split in the form of a 100% stock dividend in May 2003 are available for issuance under options granted between May 30, 1998 and May 29, 2008. As of March 1, 2004, there were an aggregate of 649,348 (as adjusted) options to purchase shares of common stock outstanding under the 1998 Option Plan, at exercise prices ranging from $3.87 to $33.05 per share. Options outstanding under the 1998 Option Plan will expire no later than January 2013. As of March 1, 2004, there were a total of 258,189 options available for granting under the 1998 Option Plan.

         Options under the 1998 Option Plan may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not ISOs ("Non-ISOs"). Awards to directors may consist only of Non-ISOs. The purpose of the 1998 Option Plan is to advance the interests of the

Company through providing selected key employees and the directors of the Company and its subsidiaries with the opportunity to acquire shares of common stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key employees and directors of the Company to promote the success of the business, as measured by the value of its shares, and to increase the commonality of interests among key employees, directors and other shareholders. The 1998 Option Plan is administered by the Personnel and Compensation Committee of the Board of Directors, which will perform the functions of the option committee (the "Committee"), consisting of at least three directors of the Company who are not employees of the Company.

         A Participant may, under the 1998 Option Plan, receive additional options notwithstanding the earlier grant of options and regardless of their having been exercised, expired, or surrendered. Participants owning more than 10% of the voting power of all classes of the Company's voting securities (and of its parent or subsidiary companies, if any) may not receive additional ISO's unless the option exercise price is at least 110% of the fair market value of the common stock and unless the option expires on the fifth anniversary of the date of its grant. All other options granted under the 1998 Option Plan may expire no later than the tenth anniversary of the date of their grant.

         Option exercise prices are determined by the Committee on the date the subject options are granted. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, stock split, combination or subdivision of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust both the number and kind of shares of stock as to which Options may be awarded under the 1998 Option Plan, the affected terms (including exercise price) of all outstanding Options and the aggregate number of shares of common stock remaining available for grant under the 1998 Option Plan. Options may be exercised in whole or in part and are not transferable except upon the death of the participant. Any unexercised options then existing may be exercised by the transferee under the terms of such options.

         No Option may be exercised within six months of its date of grant. In the absence of Committee action to the contrary: (A) an otherwise unexpired ISO, or a Non-ISO granted to an employee, shall cease to be exercisable upon (i) an employee's termination of employment for "just cause" (as defined in the 1998 Option Plan), (ii) the date three months after an employee terminates service for a reason other than just cause, death, or disability, or (iii) the date one year after an employee terminates service due to disability, or two years after termination of such service due to his death; (B) an unexpired Non-ISO granted to a non-employee director shall be exercisable at any time (but not later than the date on which the Non-ISO would otherwise expire.) Notwithstanding the provisions of any Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon the optionee's death or permanent and total disability. Notwithstanding the provisions of any award which provide for its exercise or vesting in installments, on the date of a change in control, all Options issued under the 1998 Option Plan shall be immediately exercisable and fully vested. At the time of a change in control, the optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the common stock subject to such Option over the exercise price of such shares, in exchange for the cancellation of such Options by the optionee. Notwithstanding the previous sentence, in no event may an Option be cancelled in exchange for cash within the six-month period following the date of its grant.

         For purposes of the 1998 Option Plan, "change in control" means any one of the following events: (1) the acquisition of ownership of, holding or power to vote more than 51% of the Company's voting stock; (2) the acquisition of the power to control the election of a majority of the Company's directors; (3) the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a group within the meaning of
Section 13(d) of the Exchange Act; or (4) the failure during any period of two consecutive years, of individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Continuing Directors") for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of defining "change in control," the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

         As of December 31, 2003, the Company had options for the purchase of 889,818 shares of common stock issued and outstanding under the 1989 and 1998 Option Plans. Subsequent to December 31, 2003, options to purchase 75,250 shares of common stock, at an exercise price of $31.44 per share, were issued to forty-three officers and seven outside directors of the Company and Bank, including options to purchase 6,000 shares of common stock issued to Mr. Converse, options to purchase 4,500 shares of common stock issued to each of Mr. Anderson and Mr. Beauchesne, and options to purchase 2,500 shares of common stock issued to Mr. Donley. All of the awards made through December 2002 under the 1998 Option Plan vest over a period of three years, commencing in the year after the award is made. All awards made since January 2003 vest over a period of five years, commencing in January 2004. As of the date hereof, 258,189 options are available for issuance pursuant to the 1998 Option Plan.

         Employee Stock Purchase Plan. In September 2003, the Board of Directors approved the Virginia Commerce Bancorp, Inc. Employee Stock Purchase Plan, which is being presented for shareholder approval at the meeting. The purpose of this plan is to advance the interests of the Company by providing eligible employees of the Company and its subsidiaries with an opportunity to acquire a current ownership interest in the Company, through the purchase of common stock upon the exercise of short term options, so as to provide the employees with an additional incentive to advance the interests of the Company.

         During 2003, eligible employees were granted the right to purchase an aggregate of 19,026 shares at a price of $23.18 per share, which was equal to 100% of the fair market value of the shares at that time, in order to avoid potential adverse retroactive tax consequences to employees if the plan is not approved by shareholders. Of the total grant, 8,433 shares were purchased, and the rights to purchase the remaining 10,593 shares expired. In January 2004, rights to purchase 18,255 shares were granted at a price of $26.72, which was equal to 85% of the fair market value of the shares at that time. Those grants must be exercised by December 31, 2004 or they will expire. For additional information regarding the Employee Stock Purchase Plan, see Proposal 2 in this proxy statement.

         Securities Authorized for Issuance Under Equity Compensation Plans. The following table sets forth information regarding outstanding options and other rights to purchase common stock granted under the Company's compensation plans as of December 31, 2003:

                      Equity Compensation Plan Information

                               Number of securities to be                          Number of securities remaining
                                 issued upon exercise of      Weighted average      available for future issuance
                                       outstanding           exercise price of     under equity compensation plans
                                  options, warrants and     outstanding options,   (excluding securities reflected
         Plan category                  rights              warrants and rights             in column (a)
--------------------------------------------------------------------------------------------------------------------

                                           (a)                     (b)                            (c)
Equity compensation plans
approved by security holders(1)          931,410                   $5.16                       333,439
Equity compensation plans not
approved by security holders(2)                0                    n/a                        141,567
             Total                       931,410                   $5.16                       475,006

(1) Consists of the Company's 1989 and 1998 Stock Option Plans and director warrants granted in 1998. For additional information, see Notes 11 and 12 to the consolidated financial statements.

(2) Consists of the Employee Stock Purchase Plan, which is being presented for shareholder approval at the meeting. All outstanding rights to purchase shares under the plan not exercised by the close of business on December 31, 2003 expired, and are reflected in column (c). For additional information see "Employee Benefit Plans - Employee Stock Purchase Plan" above, Proposal 2 to this proxy statement and Note 11 to the consolidated financial statements.


         Employment Agreements. Mr. Converse, who became President and Chief Executive Officer of the Bank effective January 1, 1994, does not have a comprehensive, written employment agreement. Mr. Converse is currently entitled to receive salary of $275,000 per year, Company-paid medical insurance for his family and himself, director fees of $3,000 per month, and the use of a bank owned automobile. Mr. Converse is also entitled to participation in all other generally available employee benefit plans. It is anticipated that Mr. Converse will receive a performance related bonus at the end of the fiscal year. The Board of Directors has agreed to provide Mr. Converse with a change in control agreement, which would pay him one year of base salary in the event of his termination or certain other events, following a change in control of the Company. As of the date hereof, no written agreement has been prepared, and detailed provisions of the agreement have not been established. No other executive officer of the Company or Bank the compensation of whom is disclosed in this proxy statement has a written employment agreement. The compensation of such officers is determined by the Personnel and Compensation Committee.

         Transactions with Management and Others. Some of the directors of the Company and Bank or companies with which they are associated, and some of the officers of the Company and Bank, were customers of, and had banking transactions with, the Bank during the fiscal year ended December 31, 2003. All loans and commitments to make loans to such persons by the Bank were made in the normal course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons; and in the opinion of management, did not and do not involve more than a normal risk of collectibility or present other unfavorable features. The maximum aggregate amount of loans (including lines of credit) to officers, directors and affiliates of the Company during 2003 amounted to $26,439,657, representing approximately 48.0% of the Company's total shareholders' equity at December 31, 2003. The aggregate amount outstanding on such loans at December 31, 2003 was $5,925,514. None of these loans has ever been adversely classified, and all of such loans are current as to the payment of interest and principal.

REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE

         The Personnel and Compensation Committee (the "Committee") of Virginia Commerce Bank (the "Bank"), which performs the functions of the compensation committee for the Company, is composed of all the outside directors of the Board. The Committee is responsible for reviewing compensation applicable to the named executive officers, including the President and CEO, Mr. Converse. The Committee considers the relationship of corporate performance to executive compensation and establishes executive compensation which consists primarily of three components: base salary, cash bonuses, and stock options.

         Compensation is paid based on the executive officers' individual and departmental performance, as well as the overall performance of the Company. In assessing the performance of the Company for the purpose of compensation decisions, the Committee considers numerous factors, including earnings during the past year relative to budget plans, growth, business plans for future, safety and soundness of the Bank, and changes in the value of the Company's stock. The Committee also considers salaries paid by other financial institutions with characteristics similar to the Bank. The Committee assesses individual executive performance based on the executive's responsibilities and the Committee's determination of the executive's contribution to the performance of the Bank and the accomplishment of the Bank's strategic goals. In assessing performance for purposes of establishing base salaries, the Committee does not make use of a mechanical formula, but instead weighs the factors described above as they deem appropriate in the circumstances. The 2003 salary levels of the Company's executive officers were established consistent with this compensation policy.

         Base Salary. The Committee conducted a review of executive officer compensation in January 2003. Changes for base compensation for 2003 were effective January 1, 2003. In reviewing Mr. Converse's performance, his base salary was consistent with this compensation policy. Mr. Converse's review was based on the factors above, including the current financial performance of the Bank as measured by earnings, asset growth, and overall financial soundness. The Committee also considers the CEO's leadership in setting high standards for financial performance, motivating his management colleagues, and his continued involvement in community affairs, and the Committee's satisfaction with the management of the Bank. As a result of this review, which included a comparison of Mr. Converse's compensation with compensation paid to CEOs of comparable institutions, Mr. Converse's salary was increased by $25,000 to $225,000. Recommendations regarding the base salary of the other named executive officers are made to the Committee by the CEO and are either approved or modified by the Committee. The Committee did not reject or modify in any material way any of the recommendations of the CEO concerning base salaries of the other named executive officers for 2003.

         Cash Bonuses. Bonuses are discretionary and are generally granted to executive officers based on the extent to which the Bank achieves annual performance objectives as established by the Board of Directors and individual accomplishment. Bank performance objectives include net income, earnings per share, and return on equity goals. Bonuses may also be awarded to other officers and employees based on the recommendations of supervisors, or based on the terms of individual incentive compensation arrangements. It is the Committee's desire to limit base salary increases and provided additional compensation for performance through cash bonuses. Bonuses are accrued throughout the year and are generally paid before the end of January in the subsequent year.

         In 2003, the Bank far exceeded its targeted performance goals of 20% growth in assets, deposits and earnings. Based on those results, the CEO was awarded a bonus of $300,000. This annual bonus amount was accrued as of December 31, 2003 and paid in January 2004. As of December 31, 2003, the total accrued annual bonus for the named executive officers was $530,000 which was paid in January 2004.

         Stock Options. The Committee believes that the granting of options is the most appropriate form of long-term compensation to executive officers since it believes that equity interests in the Company held by executive officers aligns the interests of shareholders and management. This approach is designed to provide incentives for the creation of shareholder value over the long term since the full benefit of this component of the compensation package cannot be realized unless stock price appreciation occurs over a number of years. Stock option grants are discretionary and are limited by the terms and conditions of the company's 1998 Incentive Stock Option Plan. In January 2004 in recognition of the year 2003, Mr. Converse was awarded 6,000 stock options. The other named executive officers were awarded 11,500 options. These awards vest over a five year period, commencing in the year after grant.

         Conclusion. The Committee intends to continue the policy of linking executive compensation to corporate performance and returns to shareholders, recognizing that ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

         No member of the Personnel and Compensation Committee is a former or current officer or employee of the Bank.

                      Personnel and Compensation Committee

                           W. Douglas Fisher
                           David M. Guernsey
                           Arthur L. Walters
                           Robert L'Hommedieu
                           Leonard Adler
                           Frank L. Cowles, Jr.
                           Norris E. Mitchell

STOCK PERFORMANCE COMPARISON

         The following table compares the cumulative total return on a hypothetical investment of $100 in Virginia Commerce Bancorp's common stock at the closing price on December 31, 1998 through December 31, 2003, with the hypothetical cumulative total return on the Nasdaq Stock Market Index (Total U.S.) and the Nasdaq Bank Index for the comparable period.

                                [OBJECT OMITTED]

                                                                December 31,
                                  --------------------------------------------------------------
                                    1998       1999       2000      2001      2002       2003
                                  --------- ---------- --------- --------- ---------- ----------
Virginia Commerce Bancorp, Inc.     100.00     110.00    116.14    226.88     319.38     859.15
Nasdaq Stock Market Index -
   (Total U.S.)                     100.00     185.59    112.67     88.95      60.91      91.74
Nasdaq Bank Index                   100.00      92.02    105.52    116.15     121.40     157.74

           PROPOSAL 2 -APPROVAL OF THE VIRGINIA COMMERCE BANCORP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

         At the meeting, the shareholders are being asked to approve the Company's Employee Stock Purchase Plan (the "Purchase Plan"), which has been adopted by the Board of Directors. The Purchase Plan permits eligible employees to purchase shares of the Company's common stock at a discount, on a tax qualified basis. The Purchase Plan reserves 150,000 shares for issuance under its provisions. A copy of the Purchase Plan is included as Appendix B to this proxy statement. The summary description of the Purchase Plan provided below is qualified by reference to the full text of the Purchase Plan. The Board of Directors believes that approval of the Purchase Plan is in the best interest of the Company and unanimously recommends a vote FOR the approval of the Purchase Plan.

PURPOSE OF THE PURCHASE PLAN

         The purpose of the Purchase Plan is to advance the interests of the Company by providing eligible employees of the Company and its subsidiaries with an opportunity to acquire a current ownership interest in the Company, through the purchase of common stock of the Company upon the exercise of short term options, so as to provide the employees with an additional incentive to advance the interests of the Company. Subject to shareholder approval, the Purchase Plan is intended to enable purchases to be effected a discount from the market value of the common stock, while permitting employees to defer recognition of income for the amount of the discount. No director or executive officer is eligible to participate in the Purchase Plan.

DESCRIPTION OF THE PURCHASE PLAN

         Shares Subject to the Purchase Plan. The Purchase Plan reserves an aggregate of 150,000 shares of common stock for issuance upon the exercise of options granted under the Purchase Plan. Shares issued upon the exercise of options may be either authorized but unissued shares or repurchased shares. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the number and kind of shares of stock as to which options may be awarded under the Purchase Plan, the affected terms of all outstanding options, and the aggregate number of shares of common stock remaining available for grant under the Purchase Plan will be adjusted. If any option expires, becomes unexercisable or is forfeited for any reason without having been exercised or becoming vested in full, the shares of common stock subject to such options will be available for the grant of additional options unless the Purchase Plan has expired or otherwise been terminated. No adjustment will be made that causes the option to fail to continue to qualify as an option issued pursuant to an "employee stock plan" within the meaning of Section 423 of the Internal Revenue Code (the "Code").

         Eligibility. All of the employees of the Company and its subsidiaries are eligible to participate in the Purchase Plan, except any employee:

o who at the date of grant has been employed by the Company or subsidiary for less than six months;
o whose customary employment with the Company or subsidiary as of the date of grant is 20 hours or less per week;
o whose customary employment with the Company or subsidiary is for not more than five months in any calendar year;
o who immediately after the grant of an option under the Purchase Plan to the employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, calculated in accordance with the applicable Code sections; or
o who are "highly compensated employees" within the meaning of Section 414(q) of the Code. Currently, highly compensated employees are those who earn $90,000 per year. The compensation level for determining highly compensated employees may change from year to year, and the Company may elect to exclude from participation only those persons earning in excess of the stated amount and who are among the top 20% most highly compensated employees.

         No employee will be required to purchase shares pursuant to the Purchase Plan, although every eligible employee will be granted an option under the Purchase Plan at any time that any eligible employee is granted an option under the Purchase Plan. None of the executive officers the compensation of whom is disclosed in this proxy statement is eligible to participate in the Purchase Plan.

         Administration. The Purchase Plan is administered by a committee consisting of at least three members of the Board of Directors (the "Committee"). If the Board does not appoint a committee specifically to administer the Plan, the Personnel and Compensation Committee of the Board of Directors will administer the Plan, or in the absence thereof, the full Board of Directors. The Committee has the discretionary authority to construe and interpret the Purchase Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Purchase Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. Decisions of the Board are final, conclusive and binding on all parties.

         Options. The Purchase Plan is effected through the issuance to all eligible employees of an option to purchase shares of common stock having a fair market value of up to a stated percentage, which may not be more than 10% nor less than 1%, of the employee's Total Compensation for the prior year. The percentage of Total

Compensation will be the same for all eligible employees. No employee will be able to receive in one calendar year options to purchase more than $25,000 fair market value of common stock under this plan and under any other Section 423 stock purchase plan we may adopt.

         "Total Compensation" means gross compensation from the Company or any subsidiary for the relevant period, including overtime pay, bonuses, and commissions, but excluding severance pay, expense allowances or reimbursements, moving expenses and income from the exercise of nonqualified stock options, the disposition of incentive stock options or shares purchased under any employee stock purchase plan, from restricted stock or stock option awards, excess group life insurance premiums, or other extraordinary items of compensation. Gross compensation includes any amount that would be included in taxable income but for the fact that it was contributed to a qualified plan pursuant to an elective deferral under Section 401(k) of the Code.

         Options granted under the Purchase Plan will be immediately exercisable, and must expire not later than the last business day of the calendar year in which the option is granted.

         Purchase Price. The exercise price of options must the same for all eligible employees and will be determined by the Committee at the time of grant. The exercise price must be equal to at least 85 percent of the lesser of:

o the fair market value of the shares of common stock of the Company on the date of the grant of the option, or
o the fair market value of the shares of common stock of the Company on the date of exercise of the option.

         It is the current expectation that the exercise price will generally be equal to a stated percentage, not less than 85%, of the fair market value as of the date of grant of an option, subject to the ability of the Committee to vary the method for determining the exercise price. The Board of Directors will have the discretion to vary the percentage of fair market value in different grant cycles. For grants of options exercisable in 2003, the exercise price was 100% of the fair market value of the common stock on the date of grant. Grants for 2004 permit the purchase of shares at 85% of fair market value on the date of grant, and future grants may permit the purchase of shares at a discount from the grant day fair market value, or from the exercise day fair market value.

         For purposes of the Purchase Plan, "fair market value" of the common stock is determined as follows:

o if the common stock is listed on a national securities exchange (including the Nasdaq National Market), then the fair market value is not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the fair market value is not less than the mean between the bid and asked prices on such date;
o if the common stock is traded otherwise than on a national securities exchange, then the fair market value is not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior day on which there was a bid and asked price; or
o if no such bid and asked price is available, then the fair market value shall be its fair market value as determined by the Committee, in good faith, in its sole and absolute discretion.

         Financial Effects to the Company of Grants of Options. The Company will receive no monetary consideration for the grant of options under the Purchase Plan. It will receive no monetary consideration other than the option exercise price for shares of common stock issued to optionees upon the exercise of their Options. Under current accounting standards, recognition of compensation expense is not required when options qualified under Section 423 of the Code are granted. Proposed changes in accounting standards may affect the financial effect to the Company of the grant of options under the Purchase Plan.

         Duration of the Purchase Plan and Grants. The Purchase Plan is effective until June 30, 2008. All options must expire no later than the last business day of the year in which they were granted. The expiration of the Purchase Plan, or its termination by the Committee, will not affect any option then outstanding.

         Transferability. No option granted under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way, other than by will or the laws of descent and distribution. During an employee's lifetime, an option may only be exercised by him or her.

         Termination of Employment. In the event that an employee's service with the Company is terminated for any reason other than death, the right to exercise the option and purchase shares under the Purchase Plan will immediately terminate. In the event of an employee's death, the option may be exercised by such employee's estate or heirs through the earlier of the natural expiration date of the option, or the date which is one year after death.

         Mandatory Holding Period for Shares Purchased Under the Purchase Plan. Shares purchased upon the exercise of options granted under the Purchase Plan may not be sold or transferred for one year after purchase of the shares by the exercise of the option, except by will or the laws of descent and distribution, or to joint ownership with the employee's spouse. This restriction will terminate upon a "change in control" of the Company. The decision of the Committee as to whether a change in control has occurred will be conclusive and binding.

         For purposes of the Purchase Plan, "change in control" means any one of the following events:

o the acquisition of ownership of, holding or power to vote more than 51% of the Company's voting stock
o the acquisition of the power to control the election of a majority of the Company's directors;
o the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934); or
o the failure of Continuing Directors to constitute at least two-thirds of the Board during any period of two consecutive years. "Continuing Directors" include only those individuals who were members of the Board at the date of adoption of the purchase Plan by the Board and those other individuals whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office.

This restriction is for the purpose of encouraging long term investment in the Company's stock by employees and is not intended, and is not guaranteed, to preserve any tax benefit or treatment. The holding periods required to obtain deferral of income and other tax treatments associated with qualified employee stock purchase plans are discussed below under "Federal Income Tax Consequences." Although the change in control provision is included in the Purchase Plan primarily for the protection of employee-optionees in the event of a change in control of the Company, they may also be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

         Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose such other restrictions on shares issued pursuant to the Purchase Plan as it may deem appropriate or desirable. In addition, shares may not be issued unless the issuance complies with applicable securities laws, and to that end may require that an employee make certain representations or warranties.

         Amendment and Termination of the Purchase Plan. The Board of Directors may at any time and for any reason suspend or discontinue the Purchase Plan, or amend it in any respect, including through the adoption of payroll deduction procedures or providing for option grants as frequently as monthly. Except as provided in the Purchase Plan, no termination will affect options previously granted. Except as provided in the Purchase Plan, no amendment may make any change in any previously granted option that adversely affects the rights of any participant. No amendment may, without shareholder approval, increase the number of shares subject to the Purchase Plan, permit the grant of options to persons other than employees, extend the option period beyond fourteen months, or reduce the purchase price below 85% of fair market value. The Company will obtain shareholder approval of any amendment to the Purchase Plan to the extent necessary to comply with section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), or the rules of the Nasdaq National Market System or other exchange on which the common stock is listed or eligible for trading, in such a manner and to such a degree as required. Unless terminated sooner, the Purchase Plan will terminate on June 30, 2008.

FEDERAL INCOME TAX CONSEQUENCES

         The Purchase Plan and the rights of participants to make purchases under the Purchase Plan are intended to qualify under the provisions of sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares of common stock, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period.

         If (i) the shares of common stock are not sold or otherwise disposed of more for at least two years from the date of grant of the option and at least one year from the purchase of shares upon exercise of the option, then upon disposition, or (ii) the participant dies while still owning the shares, the participant will recognize ordinary income equal to the lesser of:

o the excess, if any, of the fair market value of the shares of common stock at the date of grant of the option over the purchase price, or
o the excess, if any, of the fair market value of the shares of common stock at the date of disposition or death over the purchase price.

Any additional gain will be treated as long-term capital gain. However, the difference between the fair market value of the stock at the date of exercise and the exercise price of the option will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

         If the shares of common stock are sold or otherwise disposed of before the expiration of the two year from grant and one year from purchase holding periods, the participant will recognize ordinary income upon disposition measured as the excess of the fair market value of the shares of common stock on the date the shares are purchased by exercising the option over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

         The mandatory one year holding period discussed under Description of the Purchase Plan is not intended to, and is not guaranteed to, preserve any tax benefit or treatment.

         The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares of common stock prior to the expiration of the holding periods described above.

         Vote Required and Recommendation of the Board of Directors. Approval of the Purchase Plan requires the favorable vote of at least a majority of the votes cast. It is expected that all of the 2,680,221 shares, or 33.79%, of the common stock outstanding as of March 1, 2004, over which the directors and executive officers of the Company exercise voting power will be voted for the Purchase Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PURCHASE PLAN.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a), except that Mr. Walters filed four late reports regarding ten transactions.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has selected the independent certified public accounting firm of Yount, Hyde & Barbour, P.C. to audit the accounts of the Company for the fiscal year ended December 31, 2003. Representatives of Yount, Hyde & Barbour are expected to be present at the meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

         Audit Fees.

         During 2003, the aggregate amount of fees billed to the Company by Yount, Hyde and Barbour for services rendered by it for the audit of the Company's financial statements and review of financial statements included in the Company's reports on Form 10-Q, and for services normally provided in connection with statutory and regulatory filings was $47,948. In 2002, Yount Hyde & Barbour billed $46,478 for such services. This category includes fees for services necessary to perform the audit under Generally Accepted Auditing Standards, and things such as comfort letters, attest services, consents and assistance with and review of documents filed with commission.

         Audit-Related Fees.

         During 2003, the aggregate amount of fees billed to the Company by Yount, Hyde and Barbour for assurance and related services reasonably related to the performance of the audit services rendered by it was $17,750. In 2002, Yount Hyde & Barbour billed $2,900 for such services. In 2003 this category included fees for an employee benefit plan audit, an audit of the collateral maintained for the Bank's line-of-credit with the Federal Home Loan Bank of Atlanta (the "FHLB"), and an attest report on internal controls under FDICIA and consultation concerning financial accounting and reporting standards. The fees for 2002 were for a similar collateral audit for the FHLB.

         Tax Fees.

         During 2003, the aggregate amount of fees billed to the Company by Yount, Hyde and Barbour for tax advice, compliance and planning services was $4,000. In 2002, Yount Hyde & Barbour billed $3,500 for such services. For both years fees were limited to the preparation of federal and state tax returns for the Company and its subsidiary trusts.

         All Other Fees.

         During 2003 and 2002, the were no other fees billed to the Company by Yount, Hyde and Barbour.

         None of the engagements of Yount, Hyde & Barbour provide services other than audit services was made pursuant to the de minimus exception to the pre-approval requirement contained in the rules of the Securities and Exchange Commission and the Company's audit committee charter.

                             FORM 10-K ANNUAL REPORT

         THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER SOLICITED HEREBY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST. REQUESTS SHOULD BE DIRECTED TO LYNDA CORNELL, ASSISTANT TO THE PRESIDENT, VIRGINIA COMMERCE BANCORP, INC., 5350 LEE HIGHWAY, ARLINGTON, VIRGINIA 22207.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action by shareholders at the meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         All proposals of shareholders to be presented for consideration at the next annual meeting and included in the Company's proxy materials must be received by the Company no later than November 25, 2004. Shareholder proposals or nominations for election as director which are not to be included in the Company's proxy materials must be received, together with the information required by the bylaws, by the Company no later than January 31, 2005. A copy of the Company's bylaws is available from the Secretary of the Company at the Company's main offices, or is available on the SEC website (www.sec.gov) as an exhibit to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999.

                                           By Order of the Board of Directors

                                           VIRGINIA COMMERCE BANCORP, INC.

                                           Robert H. L'Hommedieu, Secretary

March 24, 2004

                                                                      APPENDIX A

                         VIRGINIA COMMERCE BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

         The primary function of the Audit Committee is to oversee and report to the Board of Directors regarding the 1) integrity of the financial statements and accounting and financial reporting processes of Virginia Commence Bancorp and its subsidiaries (the "Company"), 2) the Company's compliance with legal and regulatory requirements, 3) the independent auditor's qualifications and independence 4) the performance of the Company's internal audit function and independent accountants; and perform the other duties of the Committee specified by federal securities laws and regulations, the Federal Deposit Insurance Act and related regulations, or the listing standards of The Nasdaq Stock Market, Inc. or other securities exchange or market on which the Company's securities are listed or eligible for trading ("Listing Standards").

         The Audit Committee shall consist of at least three independent directors of the Company. In making the determination whether the directors constituting the Audit Committee are independent, the Board of Directors shall consider, at a minimum, the then current standards of independence established for audit committee service by applicable law, regulations of the Securities and Exchange Commission (the "SEC"), the Listing Standards and the Federal Deposit Insurance Corporation. At a minimum, all Committee members shall have (a) the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, cash flow statement, and key performance indicators; (b) the ability to understand key business and financial risks, related controls and control processes. No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. At least one member of the Committee shall have past employment in finance or accounting, professional certification in accounting or other comparable experience or background which causes such member to be financially sophisticated, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Each member shall serve until the Board of Directors shall choose his successor. No member of the Audit Committee may be removed except by a vote of the majority of independent directors within the meaning of the Listing Standards for purposes other than audit committee service.

         While the Audit Committee has the review, oversight, and reporting responsibilities set forth in this charter, it does not have responsibility for planning or conducting audits for determining that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those are responsibilities of management and the independent accountants rather than the Audit Committee. The Audit Committee also is not responsible for ensuring compliance with laws or regulations.

(A) 1. The Audit Committee shall be solely responsible for: (a) the appointment, compensation, retention and oversight (including resolution of disagreements between management and the independent accountants regarding financial reporting) and termination of the Company's independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review and attest services, who shall report directly to the Audit Committee, (b) the approval, before such engagement commences, of all audit, review and attest engagements of the independent accountants; and (c) the approval, before such engagement commences, of all non-audit service engagements of the independent accountants.

         2. The Audit Committee shall be solely responsible for determining and approving fees and other terms for engagements of the independent accountants.

         3. Notwithstanding the foregoing, the Audit Committee shall not approve any non-audit service engagement where the provision of such service by the independent accountants is prohibited by applicable law, the regulations of the SEC or the Listing Standards, and the independent auditor shall not provide any such prohibited service.

         4. Notwithstanding the foregoing, pre-approval is not required with respect to the provision of non-audit services if: (a) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (c) the non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee, or by one or more members of the Committee to whom authority to grant such approval has been delegated, prior to the completion of the audit.

         5. The Audit Committee may delegate the authority to grant such pre-approvals to one or more Audit Committee members designated by the Audit Committee, provided that any matters so pre-approved shall be presented to the full Audit Committee at its next regular meeting.

         6. The Audit Committee will oversee the compliance with lead (or coordinating) and review partner and other rotation requirements by the independent auditor.

         7. The Committee shall establish procedures for the (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters

In meeting its responsibilities, the Audit Committee is authorized to review and make recommendations to the Board of Directors with respect to the following matters as they relate to the Company and any subsidiaries:

     1. The appointment, replacement, reassignment, or dismissal of the internal auditor. The internal auditor shall not be replaced, reassigned or dismissed without prior approval of the Audit Committee.

     2. The adequacy and effectiveness of the Company's internal controls including computerized information systems controls and security.

     3. The adequacy and effectiveness of the Company's risk management and related programs and activities, including the Company's insurance program.

     4. The accounting policies, procedures and principles adopted by operating management of the Company which in operating management's opinion will conform to the standards required:

         (a) for the purpose of establishing and maintaining the records and accounts, and internal accounting controls of the Company, and

         (b) for the purposes of preventing or detecting any improper or illegal actions or use of Company assets.

     5. The adequacy and effectiveness of the Company Compliance Program and the key personnel engaged in such function.

     6. The Company's annual financial statements and related footnotes, and recommend to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10K. Considerations in making this recommendation will include a review and discussion of the audited financial statements with management, a discussion with the independent auditors of matters required to be communicated in accordance with SAS 61 (significant audit adjustments, significant accounting changes, disagreements with management, consultation with other accountants, difficulties encountered in performing the audit, and a review of other information in documents containing audited financial statements to ensure that the information agrees with Annual Report and Form 10-K) , and disclosures received from the independent auditors regarding the auditors' independence in regard to the Company. In making this recommendation, the Audit Committee will also review with the independent accountant, management and the internal auditor:

         (a) Any fraud that involves management or other employees who have a significant role in the Company's internal controls;

         (b) All critical accounting policies and practices and any other material components of the Company's financial statements involving management's judgment or estimates, and about the quality of accounting principles and the clarity of financial disclosure practices used or proposed to be used by the Company;
         (c) The alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials, ramifications of the use thereof, and the treatment preferred by the independent accountants, as well as any required or suggested changes in auditing or accounting practices or principles;
         (d) Material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities or others that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses;
         (e) Any material changes in accounting policies or practices and the impact thereof on the Company's financial statements;
         (f) Any report or recommendations of the independent accountants;
         (g) Anything else about the audit procedures or findings that GAAP requires the accountants to discuss with the Committee;
         (h) Disclosures made by CEO and CFO during the Forms 10-K and 10Q certification process about significant deficiencies in the design or operation of internal controls.

     8. The independent accountants' audit of the financial statements and its report thereon.

     9. Filings with the SEC and other published documents containing the Company's financial statements and whether the information contained in those documents is consistent with the information contained in the financial statements. The Audit Committee shall review earnings press releases (particularly use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analyst and rating agencies. Such matters may be discussed generally (e.g., types of information and presentations) and need not include specific releases or guidance.

    10. 10Q filings, prior to being filed. The Committee will determine that the quarterly financial statements have been reviewed by the independent accountants in accordance with SAS 71 before those interim statements are released to the public or filed with the SEC.

    11. Legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies and programs, and reports received from regulators.

   (B) In performing its duties, the Audit Committee shall do the following:

     1. Provide an open avenue of communication between the internal auditor, Company management, the independent accountant, and the Board of Directors.

     2. Meet at least four times per year on a quarterly basis or more frequently as the committee deems appropriate. Non-regular meetings may be called by the Chairman of the Audit Committee at the Chairman's discretion. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

     3.  Review and update the Audit Committee Charter annually.

     4.  Review and approve the Internal Audit Charter.

     5. Review and approve the annual internal audit plan, budget, staffing, and any subsequent material changes.

     6. Assess the adequacy and effectiveness of the internal audit function, and evaluate the performance of the internal auditor and approve compensation annually.

     7. Consider in consultation with the independent accountant and the internal auditor the individual audit scopes and plans, and the coordination thereof to assure completeness of coverage, reduction of redundancies, and the effective use of audit resources.

     8. Take appropriate action to oversee the independence of the independent accountants, including a review and discussion of the written disclosures provided by the independent accountants.

     9. Take appropriate action to oversee the independence of the internal auditor.

    10. Review audit findings and determine the adequacy of management's responses and proposed corrective actions.

    11. Inquire of management, the internal auditor, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

    12. Meet with the internal auditor, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the committee.

    13. Investigate any difficulties, limitations on scope or restricted access to required information, or disputes encountered by the internal auditor or independent accountant with management.

    14. Conduct investigations relating to financial affairs, records, or actions as the Audit Committee may in its own discretion deem necessary or as the Board of Directors may request.

    15. Employ such experts, personnel and legal counsel, including those already employed or engaged by the Company, as the Audit Committee may in its collective judgment deem to be in the best interest of the Company to be reasonably necessary to enable the Audit Committee to perform its duties and satisfy its responsibilities. The Company shall provide appropriate funding for such purposes.

    16. Review the annual Company budget prior to submission to the Board of Directors.

    17. Report committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.

    18. Prepare a report for inclusion in the proxy statement relating to the annual meeting of shareholders that describes the committee's composition and responsibilities, and how they were discharged.

    19. Perform other such functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

    20. On an on-going basis, the Committee shall conduct an appropriate review of all related party transactions for potential conflicts of interest and all such transactions must be approved by the Committee.

                                                                      APPENDIX B

                         VIRGINIA COMMERCE BANCORP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

1.       PURPOSE

         This Employee Stock Purchase Plan (the "Plan") is intended to provide the employees of Virginia Commerce Bancorp, Inc. (the "Company"), and its subsidiaries with an opportunity to acquire a current proprietary interest in the Company, through the purchase of common stock of the Company upon the exercise of short term options, so as to provide the employees with an additional incentive to advance the interests of the Company and its subsidiaries. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of ss.423 of the Internal Revenue Code of 1986, as amendeD (the "Code"). The Plan shall be administered, interpreted and construed so as to extend and limit participation in a manner consistent with ss.423 of the Code. Participation in the Plan is entirely voluntary, and the CompanY makes no recommendations to employees as to whether they should or should not participate in the Plan.

2.       ADMINISTRATION

         The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors (the "Board") of the Company. The Committee shall consist of not less than three members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such time and places as it may determine. At all meetings of the Committee, a majority of the Committee members then in office shall constitute a quorum for the transaction of business, and the act of a majority of the Committee members present at any meeting in which there is a quorum shall be the act of the Committee. Any action required or permitted to be taken by the Committee may be taken without a meeting if the action is taken by all members of the Committee. The action shall be evidenced by one or more written consents stating the action taken, signed by each Committee member either before or after the action is taken, and included in the minutes or filed with the corporate records reflecting the action taken. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Personnel and Compensation Committee of the Board, or in the absence thereof, by the Board.

         In order to effectuate the purposes of the Plan, the Committee shall have the discretionary authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan, and all such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.       ELIGIBILITY

         Any employee of the Company or any employee of a subsidiary of the Company (for purposes of this Plan the term "subsidiary" has the same definition as it has under ss.425(f) of the Code) who is in the employment oF the Company or a subsidiary of the Company on the date on which such option is granted, is eligible to participate in the Plan, except any employee:

         (i) who at the date of grant has been employed by the Company or subsidiary for less than six months;
         (ii) whose customary employment with the Company or subsidiary as of the date of grant is 20 hours or less per week;
         (iii) whose customary employment with the Company or subsidiary is for not more than five months in any calendar year;

         (iv) who immediately after the grant of an option under this Plan to the employee would (in accordance with the provisions of ss.ss.423 and 424(d) of the Code) own stock possessing 5% or more of the toTal combined voting power or value of all classes of stock of the Company or of its "Parent Corporations" or "Subsidiary Corporations," as defined in ss.424 of the Code; or
         (v) who are "highly compensated employees" within the meaning of ss.414(q) of the Code.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment in accordance with this Section 4, the aggregate number of shares deliverable upon the exercise of options pursuant to the Plan shall be 150,000 shares. Shares subject to issuance hereunder may either be authorized but unissued shares, shares held in treasury, or reacquired shares. If any option should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares which were subject to such option shall be available for the grant of additional options under the Plan, unless the Plan shall have been terminated.

         The number and kind of shares reserved for issuance under this Plan, and the number and kind of shares subject to outstanding options and the exercise price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company. The issuance by the Company or an affiliate of shares of stock of any class, or of securities convertible into shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or exercise price of shares then subject to options or reserved for issuance under this plan. If, by reason of any adjustment made pursuant to this paragraph, an optionee becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the option before the adjustment was made. No adjustment shall be made that causes the option to fail to continue to qualify as an option issued pursuant to an "employee stock plan" within the meaning of Section 423 of the Code.

5.       GRANT OF OPTIONS.

         (a) The Committee may authorize the grant to all, but not less than all, eligible employees (as set forth in Section 3) as of the date of grant, of an option to purchase the number of whole shares having a fair market value as of the date of grant equal to a whole percentage, determined by the Committee, of such eligible employee's Total Compensation for the immediately preceding calendar year, provided, however, that:

         (i) such percentage in any one calendar year shall not in the aggregate exceed 10% of Total Compensation and shall be the same for all eligible employees; (ii) no option shall permit the rights of an optionee to purchase stock under all "employee stock purchase plans" of the Company and its parent corporation and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time; and (iii) no person shall be eligible to receive an option to purchase, or shall be entitle to purchase, a fractional share of Common Stock.

         For purposes hereof, "Total Compensation" means gross compensation from the Company or any subsidiary for the relevant period, including overtime pay, bonuses, and commissions, but excluding severance pay, expense allowances or reimbursements, moving expenses and income from the exercise of nonqualified stock options, the disposition of incentive stock options or shares purchased under any employee stock purchase plan, from restricted stock or stock option awards, excess group life insurance premiums or other extraordinary items of compensation. For these purposes, gross compensation includes any amount that would be included in taxable income but for the fact that it was contributed to a qualified plan pursuant to an elective deferral under ss.401(k) oF the Code or contributed under a salary reduction agreement pursuant to ss.125 of the Code.

         For purposes hereof, (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and (iii) a right to purchase stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

         (b) The exercise price of such options shall be the same for all eligible employees and shall be determined by the Committee at the time of grant. The exercise price shall be equal to at least 85 percent of the lesser of:

         (i) the fair market value of the shares of common stock of the Company on the date of the grant of the option, or
         (ii) the fair market value of the shares of common stock of the Company on the date of exercise of the option.

For purposes of this Plan, "fair market value" means, with respect to a share of Common Stock, if the Common Stock is listed on a national securities exchange (including the NASDAQ National Market) on the date in question, then the fair market value shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the fair market value shall be not less than the mean between the bid and asked prices on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the fair market value shall be not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior day on which there was a bid and asked price. If no such bid and asked price is available, then the fair market value shall be its fair market value as determined by the Committee, in good faith, in its sole and absolute discretion.

         (c) All options subject to a grant shall be immediately exercisable.

6.       OPTION AGREEMENTS AND OTHER TERMS AND CONDITIONS

         (a) Agreements. Stock options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve. Each such Agreement shall constitute a binding contract between the Company and the participant, and every participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The Chairman of the Committee and such other officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of options.

         The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement, provided that all employees granted such options shall have the same rights and privileges, and except as otherwise expressly required hereby or by the Code:

o the exercise price of an option, including a statement of the percentage of fair market value represented by such exercise price;
o the number of shares subject to, and the expiration date of, the option; and
o the restrictions, if any, to be placed upon such Option, or upon shares which may be issued upon exercise of such Option.

         (b) Term of Option. Unless an earlier date is set forth in the agreement reflecting an option, an option must be exercised not later than the close of business on the last business day of the calendar year in which the option is granted.

         (c) Termination of Employment

                  (i) For Reasons Other Than Death. In the event that an optionee's employment with the Company or any or a subsidiary of the Company shall terminate for any reason other than optionee's death, then the right of such optionee to exercise such option shall immediately terminate upon such termination of service. Employment shall not be considered terminated in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or any subsidiary of the Company, or between the Company, an affiliate or subsidiary, or a successor.

                  (ii) Death of Optionee. In the event that an optionee's employment with the Company or any subsidiary of the Company shall terminate as a result of the death of an optionee, the option may be exercised by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance, to the extent that the optionee's right to exercise such option had accrued pursuant to this Plan at the time of his death, had not expired by its terms and had not previously been exercised, at any time prior to the earlier of the expiration of such option or one year after the optionee's death.

         (d) Transferability No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and is exercisable during his life time only by the optionee.

         (e) Mandatory Holding Period. Shares purchased upon the exercise of options granted under this Plan may not be sold or transferred by the employee for one year following the exercise of the option, except by will or the laws of descent and distribution, or to joint ownership with the employee's spouse, provided, however, that such restriction shall terminate upon a "change in control" of the Company. This restriction is for the purpose of encouraging long term investment in the Company's stock by employees and is not intended, and is not guaranteed, to preserve any tax benefit or treatment.

         For purposes hereof "change in control" shall mean any one of the following events: (1) the acquisition of ownership of, holding or power to vote more than 51% of the Company's voting stock, (2) the acquisition of the power to control the election of a majority of the Company's directors, (3) the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) the failure of Continuing Directors to constitute at least two-thirds of the Board during any period of two consecutive years. For purposes of this Plan, "Continuing Directors" shall include only those individuals who were members of the Board at the date of adoption hereof by the Board and those other individuals whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

         (f) Exercise of Option and Payment of Purchase Price. An employee may exercise options only by (i) written notice of intent to exercise the option with respect to a specified number of shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash of the amount of the exercise price for the number of shares with respect to which the option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Secretary of the Company at the Company's executive offices.

         (g) No Rights as a Stockholder or Employee. An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by an option until the date payment for such shares is received and ownership is recorded in the employee's name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Section 4 hereof. In no event shall an Employee's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee to continue service with the Company or any subsidiary or affiliate of the Company.

         (h) Legend. The Company shall be entitled to note any restrictions on transfer, including any restrictions arising as a result of state or federal securities laws, in its transfer records, and to inscribe on each share certificate representing shares issued upon the exercise of options a legend noting such restrictions.

         (i) Withholding. At the time an option is exercised, in whole or in part, or at the time some or all of Common Stock issued pursuant to the Plan is disposed of, the participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, that may arise upon exercise of the option or the disposition of the shares of common stock. At any time, the Company may, but shall not be obligated to, withhold from a participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including, any withholding required to make available to the Company any tax deductions attributed to the sale or early disposition of common stock by the participant.

         (j) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee and the Board shall deem advisable, provided that no such provision may in any way be in conflict with the terms of this Plan.

7.       TERM OF PLAN

         The Plan shall continue in from the date of adoption by the Board of Directors until June 30, 2008, unless sooner terminated pursuant to Section 9. No option may be granted under the Plan after June 30, 2008.

8.       INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as directors, officers, or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Committee member is liable for gross negligence or misconduct in performance of his duties.

9.       AMENDMENT OR TERMINATION OF THE PLAN

         The Board may, insofar as permitted by law, from time to time, with respect to any shares at anytime not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, including the adoption of payroll deduction procedures or providing for the grant of options on a basis as frequent as monthly, except that, without the approval of the stockholders, no such revision or amendment shall increase the number of shares subject to the Plan, or permit granting of options under this Plan to persons other than employees of the Company or subsidiaries of the Company, or extend an option period beyond 12 months, or reduce the discounted stock price below 85% of the lesser of fair market value of the common stock as of the date of grant or the date of exercise of any option. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause options issued under it to fail to meet the requirements of employee stock purchase options as defined in ss.423 of the Code. No amendment, suspension or termination of thE Plan shall, without the consent of any affected holder of an option, alter or impair any rights or obligations under any option granted prior to such amendment, suspension or termination.

10.      APPLICATION OF FUNDS

         The proceeds received by the Company from the sale of common stock pursuant to options granted pursuant to this Plan will be used for general corporate purposes.

11.      APPROVAL OF STOCKHOLDERS; CONSEQUENCE OF NON-APPROVAL

         The Plan must be approved by the holders of a majority of the votes cast at a meeting of the Company's shareholders at which a majority of shares are present, within twelve months after the date the Plan is adopted by the Board of Directors. If approval is not obtained within such period, the Plan shall automatically be terminated, unless the Board of Directors specifically elects to continue the Plan as an employee stock purchase plan which is not qualified under ss.423. Further, if such approval is not obtained, any employee who shall havE exercised an option prior to such approval shall be treated as having received, as of the date of exercise, with respect to each share purchased, ordinary income in an amount equal to the difference between the exercise price and the fair market value of the share on the date of exercise.

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                                 REVOCABLE PROXY
                         VIRGINIA COMMERCE BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby makes, constitutes and appoints W. Douglas Fisher, David M. Guernsey and Arthur L. Walters, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Virginia Commerce Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Stockholders to be held on April 28, 2004 and at any adjournment or postponement of the meeting.

ELECTION OF DIRECTORS

         [ ] FOR all nominees listed below (except as noted to the contrary below)

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

         Nominees:     Leonard Adler; Peter A. Converse; Frank L. Cowles, Jr.;
                       W. Douglas Fisher; David M. Guernsey; Robert H.
                       L'Hommedieu; Norris E. Mitchell; and Arthur L. Walters.

         (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

         -----------------------------------------------------------------------

APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

         [ ]  FOR        [ ]  AGAINST       [ ]  ABSTAIN

         the proposal to approve the Employee Stock Purchase Plan.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above and FOR the proposal to approve the Employee Stock Purchase Plan. IN ADDITION, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDER(S) UPON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.

                                    --------------------------------------------
                                    Signature of Stockholder


                                    --------------------------------------------
                                    Signature of Stockholder

                                    Dated:                               , 2004
                                          -------------------------------

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

        [ ] Please check here if you plan to attend the Annual Meeting.

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